Convertible Preferred Stock	9 Months Ended
Sep. 30, 2014
Equity [Abstract]
Convertible Preferred Stock

9. Convertible Preferred Stock

From inception to December 31, 2011 the Company issued 1,789,618 shares Series A convertible preferred stock to investors for cash or upon conversion of convertible notes and accrued interest at $1.45 per share.

In November 2013, the Company issued 1,419,959 shares of Series A convertible preferred stock upon the conversion of the 2012 Notes (refer to Note 8) and issued 689,655 shares to a potential collaborator for cash at $1.45 per share. The estimated fair value of Series A convertible preferred stock was $2.63 per share on the issuance date. The fair value of the Series A convertible preferred stock was determined using a PWERM model, a scenario-based analysis that estimates the value per share based on the probability-weighted present value of expected future investment returns, considering several possible outcomes for the Company in the future, as well as the economic and control rights of each share class. In the November 2013 valuation, the Company considered the estimated fair value of the Series A preferred stock under three potential scenarios, including an initial public offering, a collaborative partnering agreement model, and a corporate failure. The Company recorded the difference between the effective conversion price and the fair value of the securities into which the debt was converted, resulting in a $1.7 million loss on extinguishment for the 2012 Notes (refer to Note 8). The Company also recorded expense of $0.8 million associated with the intrinsic value of the convertible preferred Series A shares issued to a potential collaborator, which is recorded in general and administrative expense in the consolidated statements of operations and comprehensive loss for the year ended December 31, 2013.

The authorized, issued and outstanding shares of Series A convertible preferred stock and liquidation preferences as of December 31, 2012 and 2013 were as follows (in thousands, except share numbers):

	SHARES		LIQUIDATION AMOUNT	CARRYING VALUE
SERIES	AUTHORIZED	OUTSTANDING
As of December 31, 2012	2,123,681	1,789,618	$2,595	$2,471
As of December 31, 2013	4,233,295	3,899,232	$5,654	$7,992

The Series A convertible preferred stock rights, privileges and preferences were as follows:

Conversion Rights—Each share of Series A convertible preferred stock was convertible at an option of the holder into one share of common stock (subject to adjustment for certain events, including dilutive issuances, stock splits, and reclassifications). The Series A convertible preferred stock converted automatically into shares of common stock in the IPO.

Dividends—Each holder was entitled to 8% noncumulative dividends per share, if and when declared by the board of directors. The 8% noncumulative dividends were to be paid in advance of any distributions to common stock holders. Each holder was also entitled to participate in dividends on an as-converted pari passu basis together with common stock after distribution of 8% noncumulative dividends. No dividends were declared on the Series A convertible preferred stock .

Voting—Each holder had the right to one vote for each share of common stock into which such Series A convertible preferred stock could have been converted. Certain financing, acquisition, disposition, and recapitalization transactions required the vote of the majority of the shares of outstanding Series A convertible preferred stock, provided that at least 1,000,000 shares of convertible preferred stock were issued and outstanding.

Liquidation Preference—In the event of any liquidation, dissolution, or winding-up of the Company, including a merger, acquisition, or sale of assets, as defined, each Series A convertible preferred stock holder would have been entitled to receive the greater of (1) an amount of $1.45 per share for each share of Series A convertible preferred stock held (as adjusted for recapitalizations, stock combinations, stock dividends, stock splits, and reclassifications), plus any declared but unpaid dividends prior to and in preference to any distribution to the holders of common stock or (2) an amount of cash, securities or other property per share on as-converted to common stock basis. If the assets of the Company had been insufficient to make payment in full to all Series A convertible preferred stock holders than the assets or consideration would have been distributed ratably among such holders.

Any remaining assets would then have been distributed among the holders of the common stock on a pro rata basis based on the number of shares of common stock held by them.

Election of Board of Directors—The holders of Series A convertible preferred stock, voting as a separate class, were entitled to elect one member of the board of directors.

In April 2014, we repurchased 531,208 shares of Series A convertible preferred stock for $4.0 million. The difference between the repurchase price of $7.53 and original issuance price of $1.45 was recorded as a deemed dividend of $3.2 million to a preferred stockholder and effected the calculation of net loss attributable to common stockholders and net loss per share for the nine months ended September 30, 2014.

In April 2014, the Company issued 7,025,888 shares of Series B convertible preferred stock to investors for cash for an aggregate of $52.9 million at $7.53 per share. The Company also converted the $2.0 million outstanding balance under its related-party convertible notes into 295,115 shares of Series B convertible preferred stock.

In connection with the completion of the IPO in August 2014, all outstanding shares of Series A and Series B convertible preferred stock were converted into 10,689,027 shares of common stock on a one-for-one basis.